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                                                                   EXHIBIT 23.1

                        Consent of Independent Auditors

We consent to the use of our report dated February 5, 2001, with respect to the Combined Financial Statements of Rexam DSI for the years ended December 31, 2000, 1999 and 1998, included in the Current Report (Form 8-K) of FiberMark, Inc. dated March 6, 2001.

                                                     /s/ Ernst & Young LLP

Charlotte, North Carolina
March 20, 2001